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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2005

Accellent Corp.
(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-118675 (Commission File Number)	91-2054669 (IRS Employer Identification No.)

200 West 7th Avenue, Suite 200, Collegeville, PA 19426-0992
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 489-0300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01—Regulation FD Disclosure

        Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain information relating to the Company that is anticipated to be provided to certain persons in connection with financing transactions being conducted in connection with the previously announced acquisition of the Company's parent by affiliates of Kohlberg Kravis Roberts & Co. L.P. The information furnished pursuant to this Item 7.01 is incorporated by reference into the Company's Offer to Purchase and Consent Solicitation Statement dated October 21, 2005, relating to its 10% Senior Subordinated Notes due 2012.

Item 9.01—Financial Statements and Exhibits

  (d)
  Exhibits

        99.1—Supplemental Regulation FD disclosure of Accellent Corp. dated November 21, 2005*

*
This exhibit is furnished by the Company and is not "filed" for purposes of Section 18 of the Exchange Act.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELLENT CORP.
Date: November 21, 2005	By:	/s/ STEWART A. FISHER Name: Stewart A. Fisher Title: Chief Financial Officer, Vice President, Treasurer and Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Supplemental Regulation FD disclosure of Accellent Corp. dated November 21, 2005*

*
These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act.

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SIGNATURES
EXHIBIT INDEX